                                                                    Exhibit 99.1

                         IVILLAGE INC. AND SUBSIDIARIES
                           Supplemental Financial Data
                                 (in thousands)
                                   (unaudited)


                                                                                     THREE MONTHS ENDED JUNE 30,
                                                                                ---------------------------------------
                                                                                        2004                2003
                                                                                ------------------  -------------------
   EBITDA (LOSS) RECONCILIATION:
     Net income (loss)                                                          $              84    $         (12,059)
     Addback: Depreciation and amortization                                                 1,953                2,225
              Impairment of goodwill, intangibles and fixed assets                              -                4,029
              Interest income, net                                                            (50)                 (41)
              Other income, net                                                               (34)                   -
              Gain on sale of joint venture interest                                          (76)                (200)
              Minority interest                                                                 -                   73
                                                                                ------------------  -------------------
     EBITDA (loss)                                                              $           1,877    $          (5,973)
                                                                                ==================  ===================

   EBITDA (LOSS) EXCLUDING CERTAIN ONE-TIME AND/
   OR NON-CASH CHARGES RECONCILIATION:
     EBITDA (loss)                                                              $           1,877    $          (5,973)
     Addback: Lease restructuring charge and related
              impairment of fixed assets                                                        -                4,025
                                                                                ------------------  -------------------
   EBITDA (loss) excluding certain one-time and/or non-cash charges             $           1,877    $          (1,948)
                                                                                ==================  ===================

   REVENUES BY PROPERTY:
     iVillage.com (1)                                                           $           9,717    $           8,054
     Astrology.com                                                                            788                  716
     IVPN                                                                                   5,013                3,177
     PAG                                                                                      980                1,257
                                                                                ------------------  -------------------
   Total revenues                                                               $          16,498    $          13,204
                                                                                ==================  ===================


   OPERATING EXPENSES EXCLUDING CERTAIN ONE-TIME AND/OR
   NON-CASH CHARGES RECONCILIATION:
     Operating expenses                                                         $          16,574    $          25,431
     Addback: Lease restructuring charge and related
              impairment of fixed assets                                                        -                4,025
              Impairment of goodwill, intangibles
              and fixed assets                                                                  -                4,029
                                                                                ------------------  -------------------
   Operating expenses excluding certain one-time and/or non-cash charges        $          16,574    $          17,377
                                                                                ==================  ===================


   IVILLAGE.COM(1) SPONSORSHIP AND ADVERTISING SALES
   EXCLUDING LEGACY CONTRACTS RECONCILIATION:
     iVillage.com(1) sponsorship and advertising sales                          $           6,074    $           5,244
       Exclude: Legacy contracts (Procter and Gamble and Unilever PLC)                          -                 (907)
                                                                                ------------------  -------------------
     iVillage.com(1) sponsorship and advertising sales
     excluding legacy contracts                                                 $           6,074    $           4,337
                                                                                ==================  ===================
     % Growth of iVillage.com(1) sponsorship and advertising
     sales excluding legacy contracts                                                         40%
                                                                                ==================


THREE MONTHS ENDED JUNE 30, 2004 EBITDA MARGIN RECONCILIATION
(ALL AMOUNTS ARE STATED AS A PERCENTAGE OF REVENUES):
     Net income                                                                             0.51%
     Addback: Depreciation and amortization                                                11.84%
              Interest income, net                                                         -0.30%
              Other income, net                                                            -0.21%
              Gain on sale of joint venture interest                                       -0.46%
                                                                                   ---------------
     Three months ended June 30, 2004 EBITDA margin                                        11.38%
                                                                                   ===============


                                                                                       SIX MONTHS ENDED JUNE 30,
                                                                                 --------------------------------------
                                                                                        2004                2003
                                                                                 ------------------  ------------------
   EBITDA (LOSS) RECONCILIATION:
     Net income (loss)                                                           $            (780)   $        (18,195)
     Addback: Depreciation and amortization                                                  3,757               4,948
              Impairment of goodwill, intangibles and fixed assets                               -               4,029
              Interest income, net                                                             (68)               (130)
              Other income, net                                                                (86)                  -
              Gain on sale of joint venture interest                                          (243)               (225)
              Minority interest                                                                  -                  60
                                                                                 ------------------  ------------------
     EBITDA (loss)                                                               $           2,580    $         (9,513)
                                                                                 ==================  ==================

   EBITDA (LOSS) EXCLUDING CERTAIN ONE-TIME AND/
   OR NON-CASH CHARGES RECONCILIATION:
     EBITDA (loss)                                                               $           2,580    $         (9,513)
     Addback: Lease restructuring charge and related
              impairment of fixed assets                                                         -               4,025
                                                                                 ------------------  ------------------
   EBITDA (loss) excluding certain one-time and/or non-cash charges              $           2,580    $         (5,488)
                                                                                 ==================  ==================

   REVENUES BY PROPERTY:
     iVillage.com (1)                                                            $          18,333    $         15,147
     Astrology.com                                                                           1,628               1,397
     IVPN                                                                                   10,390               7,447
     PAG                                                                                     1,654               1,805
                                                                                 ------------------  ------------------
   Total revenues                                                                $          32,005    $         25,796
                                                                                 ==================  ==================


   OPERATING EXPENSES EXCLUDING CERTAIN ONE-TIME AND/OR
   NON-CASH CHARGES RECONCILIATION:
     Operating expenses                                                          $          33,182    $         44,286
     Addback: Lease restructuring charge and related
              impairment of fixed assets                                                         -               4,025
              Impairment of goodwill, intangibles
              and fixed assets                                                                   -               4,029
                                                                                 ------------------  ------------------
   Operating expenses excluding certain one-time and/or non-cash charges         $          33,182    $         36,232
                                                                                 ==================  ==================


   IVILLAGE.COM(1) SPONSORSHIP AND ADVERTISING SALES
   EXCLUDING LEGACY CONTRACTS RECONCILIATION:
     iVillage.com(1) sponsorship and advertising sales
       Exclude: Legacy contracts (Procter and Gamble and Unilever PLC)

     iVillage.com(1) sponsorship and advertising sales excluding legacy contracts

     % Growth of iVillage.com(1) sponsorship and advertising sales excluding legacy contracts



THREE MONTHS ENDED JUNE 30, 2004 EBITDA MARGIN RECONCILIATION
(ALL AMOUNTS ARE STATED AS A PERCENTAGE OF REVENUES):
     Net income
     Addback: Depreciation and amortization
              Interest income, net
              Other income, net
              Gain on sale of joint venture interest

     Three months ended June 30, 2004 EBITDA margin




(1) Included in iVillage.com revenues are iVillage.com, Promotions.com, Substance.com and Women.com properties and gURL.com, iVillage Consulting and iVillage Solutions divisions.